                                                                   EXHIBIT 10.23

                          EXODUS COMMUNICATIONS, INC.
                    INTERNET SERVICES AND PRODUCTS AGREEMENT

This Agreement defines the terms and conditions between Exodus Communications, Inc. (hereafter referred to as Exodus) and Software.Net/Cybersource (hereinafter referred to as Customer) whereby Exodus provides value-added Internet services and related products to Customer.

1. Exodus will provide the following services and products at the prices shown (see Addenda for additional services):

     Connection Type       Usage Level     Price        Billing Period
                    ------            ----      ------
               One Time Installation Cost  Price
                                                ------
     Telco Connection provided by:         Price  350   Billing Period Monthly
                                   -------      ------
               One Time Installation Cost  Price 1,000
                                                ------
     Other: ExcColocate-10 MBG rack
               dedicated ethernet          Price $4,000 Billing Period Monthly
     Other: Installation                   Price $1,000 Billing Period One-Time
     (Installation of each additional rack
     -- $1,000)
     Equipment: see Attachment A
     (if applicable)                       Price
                                                ------

     Exodus will not increase prices for services provided during the Billing Period identified above. Exodus reserves the right to change prices beyond the billing period upon notice to Customer 30 days in advance of any change. All prices are exclusive of any tax, levy, customs duty, import tax or similar governmental charge that may be accesses by any jurisdiction. All such taxes are the responsibility of Customers.

2. The term of this Agreement is for one year from the date Internet access is connected. Customer may cancel within the first 30 days without penalty, thereafter it is non cancelable, and will automatically renew yearly thereafter, unless 60 day advanced notice is given by either party prior to this agreement's anniversary date. Customer may cancel with 30 day advance notice if Customer can show that Exodus has failed to provide commercially reasonable service levels or price increases (if any) are not acceptable to Customer. At the time Exodus connection service is installed or product is shipped, Exodus will invoice the Customer. Payments for subsequent billing periods will be issued in advance of the provision of service. Invoices are due upon receipt.

3. Exodus makes no warranty of any kind with respect to services and products provided under this Agreement. Exodus DISCLAIMS ALL WARRANTIES, EXPRESS AND IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO THE DOMAIN NAMES OBTAINED FOR CUSTOMERS, SERVICES OR ANY INFORMATION OBTAINED THROUGH THE SERVICES. In situations involving performance or nonperformance of services or products furnished under this Agreement, Customer's sole remedy shall be: in the case of products, repair, or return of the defective product to Exodus for refund, at the discretion of Exodus. In the case of services, refund of a prorata portion of the price paid for services which were not provided. Credit will only be issued for periods of lost service greater than 24 hours. Nothing on this clause shall preclude customer from cancelling service as defined in Section 2 above.

4. Exodus will not be liable for any damages Customer may suffer arising out of acts of God, use, or inability to use, Exodus's Internet services or related products unless such damages are caused by an intentional and willful act of Exodus. In no event shall Exodus be liable for unauthorized access to Customer's transmission facilities or Customer premise equipment or for unauthorized access to or alteration, theft or destruction of Customer's data files, programs, procedure or information through accident, fraudulent means or devices, or any other method.
     Exodus will not be liable for indirect, incidental, special or consequential damages or for any lost property or data of Customer. Exodus's liability for damages to Customer for any cause whatsoever, regardless of form of action, including negligence, shall not exceed an amount equal to the price of products and services purchased by Customer during the twelve month period preceding the event which caused the damages or injury.

5. Exodus will indemnify and hold Customer harmless against any claims or demand by any third party that any hardware or software provided by Exodus to Customer hereunder, infringes any U.S. copyright or patent. Except for such indemnity, Customer agrees to indemnify and hold Exodus harmless against any claim or demand by any third party due to or arising out of the use by Customer of Internet services and related products provided hereunder.

6. Customer is solely responsible for the content of any transmissions by Customer and any third party utilizing customer's facilities or Exodus' facilities. Use of other organization's network or computing resources are subject to their respective permission and usage policies. Customer agrees to comply with all applicable laws with regard to the transmission and use of information and content, solicitation of any activity that is prohibited by applicable law over Internet. Customer further agrees not to use the

     Internet service for illegal purposes, to interfere with or disrupt other network users, network services or network equipment. Customer shall be liable for and shall indemnify and defend EXODUS from and against any claims in anyway arising from or related to (i) the alleged infringement of patent, trademark, design, copyright or any other intellectual property rights in relation to the Customer's use of the services and (ii) Customer use or inclusion of any information, photographs, art work or other content (including without limitation claims based on invasion of privacy, right of publicity, the Communications Decency Act of 1996, obscenity or pornography, and the violation of any sales or ordinances or other laws).

 7. Customer understands that Internet use, and related products and services provided under this Agreement, may require registrations and related administrative reports which are public in nature. In addition Customer agrees Exodus may include its name in directories of Exodus customers.

 8. Unless otherwise authorized in writing by Exodus and attached as an Addenda to this agreement, Customer shall limit access to and use of the Internet connection services to its employees solely for Customer's business purposes and shall not resell or otherwise generate income by providing connectivity to the Internet service to third parties. Customer's right to use the Internet services and products provided hereunder is limited to Customer and is nontransferable.

 9. Failure by the Customer to comply with the terms of this agreement will result in immediate termination of Exodus Internet services.

10. Customer agrees not to export or re-export (including by way of electronic transmission), directly or indirectly, any software or technical data through the Internet services without first obtaining any required export license or governmental approval.

11. This Agreement, together with any Addenda, constitute the entire agreement of the parties with respect to the services and products provided hereunder and supersede any prior agreements. These terms and conditions shall prevail notwithstanding any different or additional terms and conditions in any forms provided by Customer. No waiver of any rights hereunder shall be deemed to be a waiver of the same right on any other occasion. This Agreement shall be governed by the laws of the State of California without regard to conflicts of law principles.


These Terms and Conditions have been read, are understood, and are hereby accepted.


/s/ JOHN PETTITT          4/27/96              /s/ [illegible]
---------------------------------              ---------------------------------
Customer Representative    Date                Exodus Representative      Date
(Signature)                                    (Signature)


John Pettitt
---------------------------------              ---------------------------------
Name                                           Name


VP
---------------------------------              ---------------------------------
Title                                          Title

                             REGISTRANT INFORMATION
      To avoid delay with your connection, please fill out form completely

COMPANY INFORMATION

Company Name: Cyber Source
              ------------------------------------------------------------------
Address: 1050 Chestnut # 202
         -----------------------------------------------------------------------
City: Menlo Park                            State: CA            Zip: 94025
      -------------------------------------        -------------      ----------
Telephone: 415 423 3065                      Fax: 473 3066
           ---------------------------------      ------------------------------
Contact Name: John Pettitt                      Title: VP
              ---------------------------------        -------------------------

BILLING INFORMATION

Address:
         -----------------------------------------------------------------------
City:                                       State:               Zip:
      -------------------------------------        -------------      ----------
Telephone:                                   Fax:
           ---------------------------------      ------------------------------
Contact Name: Blake Burke                       Title: Controller
              ---------------------------------        -------------------------
Purchase Order #: JP 96501              Credit Card #:
               ------------------------                -------------------------

NETWORK/TECHNICAL INFORMATION

Technical Contract: John Pettitt (JP 302)              Phone: 473-3065
                    ----------------------------------        ------------------
Connection Type:     T1/Colocate           Point of Presence:
                 ----------------------                    ---------------------
Number of Hosts:              Current IP Address: 204.69.144
                 ------------                     ------------------------------
                           (If you already have one)
Network Type (Ethernet, Token Ring, arcnet): E
             -------------------------------------------------------------------
Network Cabling (Twisted pair, coaxial, thicknet):
                                                   -----------------------------
What will your Internet Connection Be used for:
                                                --------------------------------

--------------------------------------------------------------------------------
Circuit Demarcation Location:  St #202
                              --------------------------------------------------

--------------------------------------------------------------------------------
*Note - When ordering circuit we need to provide specific circuit termination paint to the Telco.

DOMAIN NAME REGISTRATION INFORMATION

First Choice Domain Name: Software.net (already regd)
                          ------------------------------------------------------
Second Choice Domain Name:
                           -----------------------------------------------------
(You must provide an alternate)

Administrative Contact Name:
                             ---------------------------------------------------

Phone:                             Email Address: JP 302
       ---------------------------                ------------------------------
                                  *Note - The Interate requires an Email Address
                                          to complete Domain Name Registration.

[EXODUS LOGO]

                PRICE ESTIMATE FOR INTERNET DATA CENTER SERVICES

Customer Name: CyberSource                                Quote Number CY101M0D2

Original Service Agreement Date:                     (for renewals only)
                                ---------------------

Request for Service
                   ------------------
                         Date

Check appropriate box(es):

[ ] New Service
[ ] Annual Renewal
[ ] Additional Service(s)/Product(s)
[X] Modification of Existing Service(s)
[ ] Other

Co-Location Fast Ethernet
-------------------------------------------------------------------------------------------------------------
Product Number           Description                            Quantity      Startup        Monthly
-------------------------------------------------------------------------------------------------------------
Exo-ColNet-10Mb           100Megabit Ethernet Connection            1                        $15,000
                          Dedicated usage based, Includes
                             10mbps full duplex usage,
                         additional usage at $1250/mbps**
-------------------------------------------------------------------------------------------------------------
Exo-ColNet-10Mb                Back-up 10Megabit Ethernet           1                        ($5,000)*
                            Connection *Note this connection
                         not to be billed until it is used as a
                               production connection per
                                      Cybersources*
-------------------------------------------------------------------------------------------------------------
Exo-T1BU                    Private T1 backup access into           2         Waived           Waived
                                  Colocation space                                         (List $1,000)
-------------------------------------------------------------------------------------------------------------
Exo-ColNet-SU             Colocation Backbone Setup 10Mpb           1         Waived
                                                                           (List $1,000)
-------------------------------------------------------------------------------------------------------------
Exo-Cage-78, 7x8 cage              8x19 Cage                        1                        $7752
                                                                                         (List $13,680)
-------------------------------------------------------------------------------------------------------------
Exo-Cage-R785U                  8x19 Cage Setup                     1        $2,500
-------------------------------------------------------------------------------------------------------------
EXODUS Total              Total includes one 100Megabit                      $2,500          $22,752
                                   connection
-------------------------------------------------------------------------------------------------------------
EXODUS Total*             Total including two connections,                   $2,500          $27,752
                              100mbps and Live backup
                               10Megabit connections*
-------------------------------------------------------------------------------------------------------------


**$1250/mbps ove 10mbps prorated based on 95% Rule explained in contract

QUOTATION INCLUDES:
o  SNMP monitoring of the line and report if line is down
o Access to servers from behind a protective zone, and complete Internet Access, which includes: Mail, FTP, News and Telnet, etc.

REDUNDANT INTERNET CONNECTION
o Exodus has multiple 45 MB ATM (Worldcom) connections into the Internet Backbone, i.e., MAE EAST, MAE WEST, MAE LA, PAIX, SprintNAP and Pac Bell NAP.

[EXODUS LOGO]

                PRICE ESTIMATE FOR INTERNET DATA CENTER SERVICES

Customer Name: CyberSource                               Quote Number CY101MOD1

Original Service Agreement Date: _____________ (for renewals only)

Request for Service ____________________
                          Date

Check appropriate box(es):

[ ] New Service

[ ] Annual Renewal

[ ] Additional Service(s)/Product(s)

[X] Modification of Existing Service(s)

[ ] Other


CO-LOCATION FAST ETHERNET
--------------------------------------------------------------------------------------------------------
  PRODUCT NUMBER                 DESCRIPTION                 QUANTITY       START UP         MONTHLY
--------------------------------------------------------------------------------------------------------
Exo-ColNet-10Mb          10Megabit Ethernet Connection           1                           $5,000
                            Dedicated for Production
--------------------------------------------------------------------------------------------------------
Exo-ColNet-10Mb          Back-up 10Megabit Ethernet              1                          $(5,000)*
                      Connection *Note this connection
                    not to be billed until it is used as a
                           production connection per
                             Cybersources' request
--------------------------------------------------------------------------------------------------------
Exo-T1BU                 Private T1 backup access into           2            Waived         Waived
                               Colocation space                                           (List $1,000)
--------------------------------------------------------------------------------------------------------
Exo-ColNet-SU            Colocation Backbone Setup 10Mpb         1            Waived
                                                                           (List $1,000)
--------------------------------------------------------------------------------------------------------
Exo-Cage-78, 7x8 cage               8x19 Cage                    1                             $7752
                                                                                          (List $13,680)
--------------------------------------------------------------------------------------------------------
Exo-Cage-R785U                   8x19 Cage Setup                 1             $2,500
--------------------------------------------------------------------------------------------------------
EXODUS Total               Total including one 10Megabit                       $2,500         $12,752
                                    connection
--------------------------------------------------------------------------------------------------------
EXODUS Total*              Total including two 10Megabit                       $2,500         $17,752
                                    connection
--------------------------------------------------------------------------------------------------------

QUOTATION INCLUDES:

o    SNMP monitoring of the line and report if line is down

o Access to servers from behind a protective zone, and complete Internet Access, which includes: Mail, FTP, News and Telnet, etc.

REDUNDANT INTERNET CONNECTION

o Exodus has multiple 45 MB ATM (Worldcom) connections into the Internet Backbone, i.e. MAE EAST, MAE WEST, MAE LA, PAIX, SprintNAP and Pac Bell NAP.

FACILITY SERVICES

[EXODUS LOGO]

                          EXODUS COMMUNICATIONS, INC.
                    Internet Services And Products Agreement
                               Addendum No. ____

Customer Name: CyberSource
               ------------------------------
Original Service Agreement Date:
                                 ------------
Effective Date of Change: 7/7
                          -------------------

Check appropriate box(es):

[ ] Annual Renewal
[ ] Additional Service(s)/Product(s)
[X] Modification of Existing Service(s)
[ ] Other

Description: Cancel All Old Access Cards. Issue 4 new ones
             -----------------------------------------------------------------
             Three of the old one's were lost.
             -----------------------------------------------------------------

             -----------------------------------------------------------------

             -----------------------------------------------------------------

Exodus and Customer agree that his Addendum shall constitute a Service Agreement incorporating the term described above, subject to the terms and conditions of this addendum and that certain Service Agreement referenced above and any prior addenda thereto. The terms and conditions of said Service Agreement and any prior addendum are hereby incorporated by reference and made a part thereof to the same extent as if such terms and conditions were set forth in full herein. To the extent that any terms and conditions in this Addendum conflict with the terms and conditions in the Service Agreement or prior addendum thereto, the terms and conditions, herein will supersede any conflicting prior terms and conditions.


CUSTOMER                                EXODUS COMMUNICATIONS, INC.

By:                                     By:     [SIG]
    -------------------------               ----------------------------

Title:                                  Title: Project Manager
       ----------------------                  -------------------------

Date:                                   Date: 7/7/97
     ------------------------                 --------------------------

[EXODUS LOGO]

                          EXODUS COMMUNICATIONS, INC.
                    Internet Services And Products Agreement
                               Addendum No. ____

Customer Name: CyberSource
               ------------------------------
Original Service Agreement Date:
                                 ------------
Effective Date of Change: August 27, 1997
                          -------------------

Check appropriate box(es):

[ ] Annual Renewal
[ ] Additional Service(s)/Product(s)
[ ] Modification of Existing Service(s)
[ ] Other

Description: Upgrade Network Connection from 10 mbps dedicated to 100 mbps usage
             -----------------------------------------------------------------
             based with 10 mbps full duplex CIR additional usage $1,250/mbps
             -----------------------------------------------------------------
             over 10 mbps. Current connection cost $5,000/mo. New Connection
             -----------------------------------------------------------------
             cost $15,000/mo. Net Additional Monthly $10,000/mo.
             -----------------------------------------------------------------

             -----------------------------------------------------------------

             -----------------------------------------------------------------

Exodus and Customer agree that his Addendum shall constitute a Service Agreement incorporating the term described above, subject to the terms and conditions of this addendum and that certain Service Agreement referenced above and any prior addenda thereto. The terms and conditions of said Service Agreement and any prior addendum are hereby incorporated by reference and made a part thereof to the same extent as if such terms and conditions were set forth in full herein. To the extent that any terms and conditions in this Addendum conflict with the terms and conditions in the Service Agreement or prior addendum thereto, the terms and conditions, herein will supersede any conflicting prior terms and conditions.


CUSTOMER                                EXODUS COMMUNICATIONS, INC.

By:     [SIG]                           By:
    -------------------------               ----------------------------

Title:  CTO                             Title:
       ----------------------                  -------------------------

Date:   8/14/97                         Date:
     ------------------------                 --------------------------

                   Quotation/Review and Order Deviation Sheet
--------------------------------------------------------------------------------
Company Name: CyberSource                Account Status:
--------------------------------------------------------------------------------
PRICING DEVIATION
--------------------------------------------------------------------------------
Product Number                     List       Actual         Delta      %
--------------------------------------------------------------------------------
                    Installation   $1500/mbps $1250/mbps     $250      18%
  Usage             ------------------------------------------------------------
Exo-Fast-VU50            Monthly    $    -    $    -         $  -
--------------------------------------------------------------------------------
Product Number                      List      Actual         Delta      %
                    Installation    $    -    $    -         $   -
                    ------------------------------------------------------------
                         Monthly    $    -    $    -         $  -
--------------------------------------------------------------------------------
Reason for Deviation:
     Needed to be more competitive on the based pricing. Customers has also experienced some problems.
--------------------------------------------------------------------------------

                       -------------------------------------------
                                      Sam Mohammad
Signature Required:

Product Deviation
----------------------------
Product Number
--------------------------------------------------------------------------------
Deviation Description:

--------------------------------------------------------------------------------
Reason for Deviation:

--------------------------------------------------------------------------------

                       ----------------------------------------------
                                  Product Marketing Manager

Signature Required:

Customization/Expedition
------------------------
Product Number
--------------------------------------------------------------------------------
Customization Description/Expedition Date:

--------------------------------------------------------------------------------
Reason for Customization/Expedition:

--------------------------------------------------------------------------------

                       ----------------------------------------------
                                   Director of Operations

Signature Required:

CONTRACT MODIFICATION
---------------------
Product Number
---------------------------------------
Section of Contract to be Modified:
--------------------------------------------------------------------------------
Reason for Modification:

--------------------------------------------------------------------------------

                       -----------------------------------------------
                                         Dick Stoltz

Signature Required:
--------------------------------------------------------------------------------
Reviewed by:

--------------------------------                  ------------------------------
          Mike Williams                                    Sales Engineer

[EXODUS LOGO]

                PRICE ESTIMATE FOR INTERNET DATA CENTER SERVICES


Customer Name: CyberSource                                Quote Number CY101MOD

Original Service Agreement Date: __________ (for renewals only)

Request for Service _______________
                         Date

Check appropriate box(es):

[ ]  New Service
[ ]  Annual Renewal
[ ]  Additional Service(s)/Product(s)
[X]  Modification of Existing Service(s)
[ ]  Other

 Co-Location Fast Ethernet
-----------------------------------------------------------------------------------------------------
 Product Number                   Description            Quantity       Start up        Monthly
-----------------------------------------------------------------------------------------------------
 Exo-ColNet-10Mb        10 Megabit Ethernet Connection      2                           $10,000
                                   Dedicated
-----------------------------------------------------------------------------------------------------
 Exo-TIBU                Private TI backup access into      2            Waived          Waived
                               Colocation space                                      (List $1,000)
-----------------------------------------------------------------------------------------------------
 Exo-ColNet-SU           Colocation Backbone Setup 10Mpb    1            Waived
                                                                      (List $1,000)
-----------------------------------------------------------------------------------------------------
 Exo-Cage-78, 7x8 cage               10x7                   1                            $3,575
                                                                                     (List $6,300)
-----------------------------------------------------------------------------------------------------
 Exo-Cage-R785U                 10x7 Cage Setup             1            $2,500
-----------------------------------------------------------------------------------------------------
 EXODUS Total                                                            $2,500        $13,575
-----------------------------------------------------------------------------------------------------

QUOTATION INCLUDES:

o  SNMP monitoring of the line and report if line is down
o Access to servers from behind a protective zone, and complete Internet Access, which includes: Mail, FTP, News and Telnet, etc.

REDUNDANT INTERNET CONNECTION

O Exodus has multiple 45 MB ATM (Worldcom) connections into the Internet Backbone, i.e. MAE EAST, MAE WEST CIX, and Pac Bell NAP.

FACILITY SERVICES

o  100 Mbps Dedicated Port Access to a 7' x 8' Cage
o  Full Video Surveillance with 24x7 monitoring and secure entry
o  (FM200) Fire Suppression system

o  Air Conditioned room with raised floor included.
o 24x7 Line conditioned Guaranteed Power Source backed by UPS and diesel generator.
o  24x7 Card Key Access for all assigned (company) employees.
o Exodus will provide Secure Card Key access to staff. The deposit cost per card key will be $100.00 (3 cards).
o Short, but commercially accepted lead time for installation of new connections included.

SUPPORT REQUIREMENTS

o  Pro-Active reaction to connectivity problems of the INTERNET lines.
o  Guaranteed response time to emergency problems within 1 hour.
o  Trouble tickets will be handled and escalated up the channels accordingly.
o  Clients will be notified via email and/or pager within 15 minutes.

CUSTOMER

By:  /s/ John Pettitt, CTO            Date:   3/28/97
    ------------------------------          ---------------------


EXODUS COMMUNICATIONS, INC.


By:                                   Date:
    ------------------------------          ---------------------

By:                                   Date:
    ------------------------------          ---------------------

By:                                   Date:
    ------------------------------          ---------------------

[EXODUS LOGO]

                PRICE ESTIMATE FOR INTERNET DATA CENTER SERVICES


Customer Name:  CyberSource                               Quote Number CY101MOD1

Original Service Agreement Date: __________ (for renewals only)

Request for Service ___________
                       Date


Check appropriate box(es):

[ ]  New Service
[ ]  Annual Renewal
[ ]  Additional Service(s)/Product(s)
[X]  Modification of Existing Service(s)
[ ]  Other


Co-Location Fast Ethernet
--------------------------------------------------------------------------------------------------------
Product Number                   Description                  Quantity        Start up       Monthly
--------------------------------------------------------------------------------------------------------
Exo-ColNet-10Mb          10Megabit Ethernet Connection             1                         $  5,000
                          Dedicated for Production
--------------------------------------------------------------------------------------------------------
Exo-Colnet-10Mb            Back-up 10Megabit Ethernet              1                         $ (5,000)*
                       Connection *Note this connection
                       not to be billed until it is used
                        as a production connection per
                            CyberSource's request
--------------------------------------------------------------------------------------------------------
Exo-TIBU                 Private TI backup accept into            2            Waived         Waived
                               Colocation space                                           (List $1,000)
--------------------------------------------------------------------------------------------------------
Exo-Colnet-SU             Colocation Backbone Setup 10Mb           1            Waived
                                                                           (List $1,000)
--------------------------------------------------------------------------------------------------------
Exo-Cage-78, 7x2 cage            9x19 Cage                                                   $ 7,752
                                                                                         (List $13,680)
--------------------------------------------------------------------------------------------------------
Exo-Cage-R785U                8x19 Cage Setup                     1            $2,500
--------------------------------------------------------------------------------------------------------
EXODUS Total            Total including one 10Megabit                          $2,500        $12,752
                                 connection
--------------------------------------------------------------------------------------------------------
EXODUS Total*           Total including two 10Megabit                          $2,500        $17,752
                                 connections
--------------------------------------------------------------------------------------------------------


QUOTATION INCLUDES:
-  SNMP monitoring of the line and report if line is down
- Access to servers from behind a protective zone, and complete Internet Access, which includes: Mail, FTP, News and Telnet, etc.

REDUNDANT INTERNET CONNECTION
- Exodus has multiple 45 MB ATM(Worldcom connections into the Internet Backbone, i.e., MAE EAST, MAE WEST, MAE LA, PAIX, SprintNap and PacBell NAP.

FACILITY SERVICES

o    Dual 10 Mbps Dedicated Port Access to a 7' x ?' Cage
o    Full Video Surveillance with 24x7 monitoring and secure entry.
o    (FM200) Fire Suppression system
o    Air Conditioned room with raised floor included.
o 24x7 Line conditioned Guaranteed Power Source backed by UPS and diesel generator
o    24x7 Card Key Access for all assigned (company) employees
o Exodus will provide Secure Card Key access to staff. The deposit cost per card key will be $100.00 (3 Cards)
o Short, but commercially accepted lead time for installment of new connections included.

SUPPORT REQUIREMENTS

o    Pro-Active reaction to connectivity problems of the INTERNET lines
o    Guaranteed response time to emergency problems within 1 hour
o    Trouble tickets will be handled and escalated to the channels accordingly.
o    Clients will be notified via email and/or pager within 15 minutes.

CUSTOMER

By:   [SIG]                             Date: 4/30/97
    --------------------------                ------------------------------

EXODUS COMMUNICATIONS, INC.

By:                                     Date:
    --------------------------                ------------------------------

By:                                     Date:
    --------------------------                ------------------------------

By:                                     Date:
    --------------------------                ------------------------------

[EXODUS LOGO]

                          EXODUS COMMUNICATIONS, INC.
                    Internet Services And Products Agreement
                               Addendum No. ____

Customer Name: CyberSource
               ------------------------------
Original Service Agreement Date:
                                 ------------
Effective Date of Change: 4/24/97
                          -------------------

Check appropriate box(es):

[ ] Annual Renewal
[ ] Additional Service(s)/Product(s)
[X] Modification of Existing Service(s)
[ ] Other

Description: (1) Additional 82 square feet of cage space at 54 square foot
                 Total $4,182.000
             -----------------------------------------------------------------
             (2) Delay install of 2nd 10 mbps connection until further notice
             -----------------------------------------------------------------

             -----------------------------------------------------------------

             -----------------------------------------------------------------

Exodus and Customer agree that his Addendum shall constitute a Service Agreement incorporating the term described above, subject to the terms and conditions of this addendum and that certain Service Agreement referenced above and any prior addenda thereto. The terms and conditions of said Service Agreement and any prior addendum are hereby incorporated by reference and made a part thereof to the same extent as if such terms and conditions were set forth in full herein. To the extent that any terms and conditions in this Addendum conflict with the terms and conditions in the Service Agreement or prior addendum thereto, the terms and conditions, herein will supersede any conflicting prior terms and conditions.


CUSTOMER                                EXODUS COMMUNICATIONS, INC.

By:     [SIG]                           By:     [SIG]
    ----------------------------            ----------------------------

Title:  Director of Operations          Title:
       -------------------------               -------------------------

Date:   4/30/97                         Date:
     ---------------------------              --------------------------

QUOTATION/REVIEW AND ORDER DEVIATION SHEET

-------------------------------------------------------------------------------------------------------------
Company Name:                                                         Account Status:
-------------------------------------------------------------------------------------------------------------
PRICING DEVIATION
-------------------------------------------------------------------------------------------------------------
Product Number                                                List       Actual        Delta         %
-------------------------------------------------------------------------------------------------------------
    10x7 Cage                               Installation      $2,500     $2,500        $    0          --
                                                 Monthly      $6,300     $3,575        $2,725
-------------------------------------------------------------------------------------------------------------
Product Number                                                List       Actual        Delta         %
-------------------------------------------------------------------------------------------------------------
                                            Installation      $          $             $
                                                 Monthly      $          $             $
-------------------------------------------------------------------------------------------------------------
Reason for Deviation:
       Prior contract price
-------------------------------------------------------------------------------------------------------------

                        /s/ BARRY JAMES FOLSOM
                       --------------------------------------
Signature Required:         Barry James Folsom


PRODUCT DEVIATION
-------------------------------
Product Number
-------------------------------------------------------------------------------------------------------------
Deviation Description:

-------------------------------------------------------------------------------------------------------------
Reason for Deviation:

-------------------------------------------------------------------------------------------------------------

                       --------------------------------------
Signature Required:          Product Marketing Manager

CUSTOMIZATION/EXPEDITION
-------------------------------
Product Number
-------------------------------------------------------------------------------------------------------------
Customization Description/Expedition Date:

-------------------------------------------------------------------------------------------------------------
Reason for Customization/Expedition:

-------------------------------------------------------------------------------------------------------------

                       --------------------------------------
Signature Required:           Director of Operations


CONTRACT MODIFICATION
-------------------------------
Product Number
------------------------------------------
Sections of Contract to be Modified:
-------------------------------------------------------------------------------------------------------------
Reason for Modification:

-------------------------------------------------------------------------------------------------------------

                       --------------------------------------
Signature Required:                 Dick Stoltz
-------------------------------------------------------------------------------------------------------------
Reviewed by:

/s/ MIKE WILLIAMS 3/29/97
-----------------------------                            -----------------------------------
    Mike Williams                                                   Sales Engineer
-------------------------------------------------------------------------------------------------------------

[EXODUS LOGO]

                          EXODUS COMMUNICATIONS, INC.
                    INTERNET SERVICES AND PRODUCTS AGREEMENT
                                 ADDENDUM NO. 1


Customer Name:  CyberSource
                ----------------------
Original Service Agreement Date:
                                 -------------
Effective Date of Change: Order date 3/28/97
                          --------------------------
                          Install date T.B.D.

Check appropriate box(es):

[ ] Annual Renewal
[ ] Additional Service(s)/Product(s)
[X] Modification of Existing Service(s)
[ ]

Description: Reference Quotation CY101MOD
             -------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Exodus and Customer agree that his Addendum shall constitute a Service Agreement incorporating the term described above, subject to the terms and conditions of this addendum and that certain Service Agreement referenced above and any prior addenda thereto. The terms and conditions of said Service Agreement and any prior addendum are hereby incorporated by reference and made a part thereof to the same extent as if such terms and conditions were set forth in full herein. To the extent that any terms and conditions in this Addendum conflict with the terms and conditions in the Service Agreement or prior addendum thereto, the terms and conditions, herein will supersede any conflicting prior terms and conditions.


CUSTOMER                                EXODUS COMMUNICATIONS, INC.


BY: SIGNATURE ON QUOTATION              BY: [SIG]
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TITLE:  3/28/97 CTO                     TITLE:
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DATE:  3/28/97                          DATE:
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